UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                               September 29, 2008

                         CHINA ORGANIC AGRICULTURE, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     FLORIDA
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                 (State or Other Jurisdiction of Incorporation)

       333-129355                                         20-3505071
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(Commission File Number)                       (IRS Employer Identification No.)

            Jilin Province Songyuan City ErMaPao Green Rice Limited,
                East Ping Feng Xiang Zheng Fu, Qian Guo District,
                    Songyuan City, Jilin Province, P.R. China
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               (Address of Principal Executive Offices) (Zip Code)

                                  310 441-9777
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              (Registrant's Telephone Number, Including Area Code)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                Section 1 - Registrant's Business and Operations

Item 1.01.  Entry into a Material Definitive Agreement.

      (a) On September 29, 2008, China Organic Agriculture, Inc. ("CNOA") entered into a Share Purchase Agreement (the "Agreement") dated as of September 29, 2008, with Peng Huang, Xinbo Huang, and Reilong Group, the shareholders of all of the outstanding capital stock of Dalian Huiming Industry Ltd. ("FTZ") (each, a "Shareholder" and, collectively, the "Shareholders"). The Company had previously announced its intent to acquire 60% of the outstanding shares of FTZ and has been working with FTZ to complete its due diligence and obtain the necessary governmental consents. Pursuant to the Agreement, in consideration of an aggregate of US$10,600,000, each of the Shareholders will assign to CNOA 60% of his or its shares of FTZ, which in the aggregate will represent 60% of the shares then outstanding. It is anticipated that the closing will occur no later than October 31, 2008. The foregoing description is subject to, and qualified in its entirety by, the Share Purchase Agreement, a translation of which is attached to this report as Exhibit 10.1.

      (b) On September 30, 2008, CNOA entered into a Stock Transfer Agreement with Bothven Investments Limited ("Bothven"), pursuant to which the Company agreed to sell to Bothven all of the shares of its subsidiary, Jilin Songyuan City ErMaPao Green Rice Limited ("ErMaPao"), for consideration of US $8,700,000. The shares are to be transferred to Bothven no later than October 30, 2008, and payment for the shares is to be made no later than December 29, 2008. The foregoing description is subject to, and qualified in its entirety by, the Stock Transfer Agreement, a translation of which is attached to this report as Exhibit 10.2.

Item 7.01. Regulation FD Disclosure.

      On September 29, 2008, CNOA issued a press release announcing the execution of the Share Purchase Agreement with the shareholders of FTZ shares. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

      On October 1, 2008, CNOA issued a press release announcing the execution of the Stock Transfer Agreement with Bothven. A copy of the press release is being furnished as Exhibit 99.2 to this Current Report on Form 8-K.

      The information in the aforementioned press releases is being furnished pursuant to Item 7.01 of Form 8-K. In accordance with General Instruction B.2 of Form 8-K, the information in the press releases shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1934, as amended.

Item 9.01.  Exhibits.

10.1   Share Purchase Agreement of September 29, 2008
10.2   Stock Transfer Agreement of October 1, 2008
99.1 Press Release: China Organic Agriculture Finalizes Terms for Acquisition of Dalian Huiming Industry Ltd.
99.2 Press Release: China Organic Agriculture Sells ErMaPao Subsidiary for $8.7 Million

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 2, 2008            China Organic Agriculture, Inc.


                                 Name: /s/ Jinsong Li
                                       ---------------------------
                                           Jinsong Li
                                 Title:    Chief Executive Officer